Share-based payments	12 Months Ended
Dec. 31, 2021
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share-based payments
6. Share-based payments

Significant accounting judgements and estimates
For cash-settled share-based payment instruments issued to B-BBEE shareholders, the measurement of the share-based payment obligations depend on various key inputs. These include estimates of future cash flows, which depend on inputs such as production profiles, future metal prices, exchange rates, loan repayments as well as estimates of appropriate discount rates. Changes in key inputs may result in changes in the recognised share-based payment obligations and are therefore regarded as significant judgements and estimates.
Accounting policy
Equity-settled share-based payments
The Group operates equity-settled compensation plans in which certain employees of the Group participate. The fair value of the equity-settled instruments is measured by reference to the fair value of the relevant equity instruments granted, taking into account the terms and conditions upon which those equity-settled instruments were granted. The fair value of equity-settled instruments granted is estimated using appropriate valuation models and appropriate assumptions at the grant date. Service and non-market performance conditions are not taken into account when estimating the fair value of the equity-settled instruments at grant date. Market conditions are taken into account in determining the fair value at grant date.
The grant date fair value of the equity-settled instruments is recognised as share-based payment expenses over the vesting period based on the Group’s estimate of the number of instruments that will eventually vest, with a corresponding increase in the share-based payment reserve. Vesting assumptions for service and non-market performance conditions are reviewed at each reporting date to ensure they reflect current expectations.
Cash-settled share-based payments
The Group also operates cash-settled compensation plans in which certain employees of the Group participate. These awards entitle the participants to cash payments based on a relevant share price. The fair value of the cash-settled instruments is measured by reference to the fair value of the underlying shares using appropriate valuation models and assumptions, taking into account the terms and conditions upon which the instruments were granted.
The grant date fair value of the cash-settled instruments is recognised as share-based payment expenses over the vesting period based on the Group’s estimate of the number of instruments that will eventually vest, with a corresponding increase in the share-based payment obligation. At each reporting date, the obligation is remeasured to the fair value of the instruments, to reflect the potential outflow of cash resources to settle the liability, with a corresponding adjustment to the share-based payment expense. Vesting assumptions for service and non-market performance conditions are reviewed at each reporting date to ensure they reflect current expectations.
The Group also issued cash-settled instruments to B-BBEE shareholders in terms of the Rustenburg operation B-BBEE transaction (refer note 6.5) and the Marikana B-BBEE transaction (refer note 6.6). The fair value of these instruments are determined using appropriate valuation models and assumptions, taking into account the terms and conditions upon which the instruments were granted. At each reporting date, the obligation is remeasured to the fair value of the instruments, to reflect the potential outflow of cash resources to settle the liability. There are no vesting conditions and fair value changes are recognised as part of gains or losses on financial instruments in profit or loss.
Modifications to share-based payment schemes
Where the terms of an equity-settled or a cash-settled award are modified, the originally determined expense is recognised as if the terms had not been modified. In addition, an expense is recognised for any modification, which increases the total fair value of the share-based payment arrangement, or is otherwise beneficial to the participant as measured at the date of the modification.

6.1 Equity-settled share-based payments - Sibanye-Stillwater
On 21 November 2012, the shareholders of Sibanye-Stillwater approved the adoption of the Sibanye Gold Limited (SGL) 2013 share plan (2013 Share Plan) with effect from the date of the listing of SGL. The 2013 Share Plan provided for two methods of participation, namely Bonus Shares and Performance Shares. This plan sought to attract, retain, motivate and reward participating employees on a basis which seeks to align the interest of such employees with those of the shareholders. On 23 May 2017, the shareholders of Sibanye-Stillwater approved the adoption of the Sibanye-Stillwater 2017 share plan (2017 Share Plan) on essentially similar terms to the previous 2013 Share Plan. At the annual general meeting on 30 May 2018, the directors of Sibanye-Stillwater were authorised to issue and allot all or any of such shares required for the 2017 Share Plan, up to a maximum not exceeding 86,748,850 shares. Under the 2017 Share Plan, an individual participant’s awards were limited to an aggregate 8,674,885 shares. From the implementation of a scheme of arrangement (refer note 26), any awards vesting under the equity-settled share plans are settled in the Company’s shares. The 2017 Share Plan was replaced by the 2020 cash-settled plan (2020 Share Plan) for all awards issued from March 2020 (refer note 6.3).
Bonus Shares - as part of the short-term incentive
The Remuneration Committee makes an annual award of Bonus Shares to eligible participants as a share-based component of the short-term incentive scheme, with the last awards granted in 2019.
The total annual bonus was determined by reference to the actual performance ratings of individuals against predetermined targets for the preceding cycle and comprised of cash plus the face value of restricted Bonus Shares in the ratio of 60:40.
In other words, 40% of the annual bonus was awarded using the Company’s shares as the “currency”, as opposed to cash, access to which is deferred. As such, the Bonus Shares vest in two equal tranches, nine months and 18 months after the award date. Except for the right to dispose of the shares, participants have full shareholder rights in the unvested Bonus Shares during the restricted period, including the right to receive dividends.
The number of shares awarded is determined by dividing the face value of the Bonus Shares portion of the annual bonus by the volume-weighted average price (VWAP) of the Company’s shares over the three days immediately prior to the award date.
Performance Shares - for the long-term incentive
The Remuneration Committee made an annual award of Performance Shares to eligible participants as part of its long-term incentive scheme. The last of these awards were granted in 2019. The number of Performance Shares awarded to an employee was based on the employee’s annual guaranteed pay and job grade combined with a factor related to the employee’s assessed performance rating for the prior year and using the relevant share price calculation (as for the Bonus Shares) at the award date, with ultimate vesting of those awards subject to performance conditions as approved by the Remuneration Committee.
With effect from March 2016, in respect of the award of Performance Shares at that time and at any time thereafter (subject to any future agreed changes), an updated methodology was approved by the Remuneration Committee regarding the performance conditions applicable to the determination of the amount of Performance Shares that will vest at the end of the vesting period (which is three years from the date of the award).
Essentially, the number of shares that vest depends on the extent to which Sibanye-Stillwater has performed over the intervening three year period relative to two performance criteria, Total Shareholder Return (TSR) and Return on Capital Employed (ROCE). These are among the most widely acceptable vesting performance measures suited to aligning the outcome of long-term share incentive awards with shareholders’ interests.
In addition, at the sole discretion of the Remuneration Committee, up to 20% of the determined number of vesting shares using the two performance criteria is liable to forfeiture in the event of any extreme environmental, social, and governance (ESG) incidents occurring during the vesting period.
The number of the Performance Shares awarded that will finally vest three years after the award will range between 0% and 100% dependent on the extent to which the two performance criteria have been met and whether the Remuneration Committee has applied its further discretion to reduce the award on the basis mentioned above.
The details of these two performance conditions are provided below.
Total Shareholder Return (TSR) - 70% Weighting
TSR has been widely recognised as an appropriate indicator of shareholder value creation. It is used extensively internationally and increasingly in South Africa, sometimes as a single metric but most often as one of two or three weighted performance metrics. In some company share plans, an absolute target is set, but more often it is referenced in relation to the company’s share price relative to those of a group of peers or ‘comparator companies’.
In Sibanye-Stillwater’s case, the TSR element is measured against a benchmark of eight peer group mining and resource companies that can be deemed to collectively represent an alternative investment portfolio for Sibanye-Stillwater’s shareholders (Peer Group). The Peer Group comprises similar market capitalisation companies that are reflective of the expected positioning of Sibanye-Stillwater over the medium term as a value driven multi-commodity resources company with a specific focus on gold and platinum.
The Peer Group is set out in the table below.

Peer group companies for TSR comparison
AngloGold Ashanti Limited
Anglo American Platinum Limited
Gold Fields Limited
Impala Platinum Holdings Limited
Northam Platinum Limited
Exxaro Resources Limited
Harmony Gold Mining Company Limited
African Rainbow Minerals Limited

Sibanye-Stillwater’s TSR over the vesting period is compared with the Peer Group TSR curve constructed on a market capitalisation weighted basis. The annualised TSR over the vesting period (TSRANN) is determined for each of the companies in the Peer Group. The Peer Group companies are sorted from lowest to highest TSRANN. The average market capitalisation based on daily closing price is determined for each company, and each peer company is assigned its proportion of the overall average market capitalisation of the Peer Group. The peer company TSR curve is plotted at the midpoint of each company’s percentage of Peer Group market capitalisation on a cumulative basis above the worse performing companies in the Peer Group. In the event that one or more of the peer companies become ineligible for comparison, a peer company curve based on the companies remaining in the Peer Group is utilised.
The cumulative position of Sibanye-Stillwater’s TSRANN is then mapped onto the TSR curve for the Peer Group to determine the percentile at which Sibanye-Stillwater performed over the vesting period. The performance curve governing vesting is set out in the table below with linear interpolation applied between the indicated levels.

TSR element of performance conditions Percentile on peer group TSR curve	% vesting
0%	0%
10%	0%
20%	0%
30%	5%
40%	20%
50%	35%
60%	55%
70%	75%
80%	90%
90%	100%
100%	100%
Return On Capital Employed (ROCE) - 30% Weighting
ROCE is a profitability metric that measures how efficiently a company generates profits from its capital employed. There is an increased focus on measuring the returns earned by businesses on the capital deployed by shareholders over and above the steady low risk returns typically available on financial markets.
For Sibanye-Stillwater, ROCE is evaluated against the company’s cost of equity (Ke). A minimum threshold on the performance scale for ROCE is set as equalling the cost of equity, Ke, which would lead to the ROCE element contributing 0% towards the performance condition. Delivering a return that exceeds Ke by 6% or more would be regarded as a superior return representing the maximum 100% on the performance scale and full vesting in respect of the ROCE element. The performance curve governing vesting is set out in the table below, with linear interpolation between the indicated levels.

ROCE element of performance condition Annual ROCE	% vesting
≤Ke	0%
Ke + 1%	16.7%
Ke + 2%	33.3%
Ke + 3%	50.0%
Ke + 4%	66.7%
Ke + 5%	83.3%
Ke + 6%	100.0%
The overall vesting is determined by applying the TSR performance condition to 70% of awarded shares element and the ROCE performance condition to 30% of awarded shares – plus any further discretionary reduction in the award based on the Remuneration Committee’s judgement regarding ESG issues mentioned above.

Valuation model and inputs
A Monte Carlo Simulation model was used to value equity-settled share-based payment awards. The inputs to the valuation model for share awards granted were as follows:

Performance shares				Bonus shares
2019	2020	2021	MONTE CARLO SIMULATION	2021	2020	2019
54.82	n/a	n/a	Weighted average historical volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option) %	n/a	n/a	n/a
3	n/a	n/a	Expected term (years)	n/a	n/a	n/a
n/a	n/a	n/a	Expected term (months)	n/a	n/a	9 - 18
1.22	n/a	n/a	Expected dividend yield %	n/a	n/a	0.00
7.19	n/a	n/a	Weighted average three-year risk-free interest rate (based on SA interest rates) %	n/a	n/a	7.06 / 7.07
11.17	n/a	n/a	Weighted average fair value	n/a	n/a	15.58
Share awards granted, exercised and forfeited under the 2017 Share Plan

Performance shares				Bonus shares
2019	2020	2021	Number of instruments	2021	2020	2019
48,535,348	68,236,442	62,597,425	Outstanding at beginning of the year	—	2,582,489	3,269,210
			Movement during the year:
30,512,439	—	—	Granted during the year	—	—	3,994,507
—	(1,005,668)	(32,299,213)	Vested	—	(2,541,680)	(5,823,174)
(10,811,345)	(4,633,349)	(5,098,696)	Forfeited	—	(40,809)	1,141,946
68,236,442	62,597,425	25,199,516	Outstanding at end of the year	—	—	2,582,489
Share awards granted, exercised and forfeited under the 2013 Share Plan

Performance shares				Bonus shares
2019	2020	2021	Number of instruments	2021	2020	2019
15,215,982	11,157,460	—	Outstanding at beginning of the year	—	—	—
			Movement during the year:
—	—	—	Granted during the year	—	—	—
(467,017)	(5,055,647)	—	Vested	—	—	—
(3,591,505)	(6,101,813)	—	Forfeited	—	—	—
11,157,460	—	—	Outstanding at end of the year	—	—	—
Directors' and prescribed officers' equity-settled instruments
The directors and prescribed officers of Sibanye-Stillwater held the following equity-settled instruments in the above 2017 Share Plan and 2013 Share Plan at 31 December 2021:

	2020¹	Instruments granted	Equity-settled instruments vested during the year			Instruments forfeited	2021
	Number of instruments	Number of instruments	Number of instruments	Average price	Share proceeds (rand)[2]	Number of instruments	Number of instruments
Executive directors
Neal Froneman[3]	7,367,415	—	4,002,071	66.04	264,277,984	438,753	2,926,591
Charl Keyter	3,537,172	—	2,037,730	62.99	128,348,469	223,401	1,276,041
Prescribed officers[4]
Dawie Mostert	1,806,597	—	989,754	62.99	62,340,634	108,510	708,333
Themba Nkosi	1,545,938	—	795,975	62.99	50,135,281	87,265	662,698
Richard Stewart	2,092,644	—	1,135,892	62.99	71,545,294	124,531	832,221
Robert van Niekerk	2,977,711	—	1,633,445	62.99	102,884,170	175,258	1,169,008
[1] Prior to the implementation of a scheme of arrangement (refer note 26), the share awards were issued and settled by SGL. From 24 February 2020, all share awards are settled by the Company. No new equity-settled instruments were issued since 2019
[2] Amounts represent earnings taxable in the hands of the participants. These were calculated by taking vesting date closing share prices of the Company multiplied by the number of vested units
[3] Numbers include American Depositary Receipts (ADRs) and JSE listed shares and as a result of the dual service contract
4 In 2021, Sibanye-Stillwater introduced a new executive level of management (referred to as the C-suite). Therefore from 2021, only C-suite members are disclosed as prescribed officers of Sibanye-Stillwater. In 2020, the following individuals were also disclosed as prescribed officers:
•Chris Bateman - 827,604 number of instruments at 31 December 2020 (ceased performing an Executive Vice President (EVP) role on 6 September 2020)
•Shadwick Bessit - 1,319,721 number of instruments at 31 December 2020 (ceased performing an EVP role on 16 January 2021)
•Wayne Robinson - 1,848,201 number of instruments at 31 December 2020 (not a C-suite member)
6.2 Equity-settled share-based payments - DRDGOLD
On 2 December 2019, the shareholders of DRDGOLD approved a new equity-settled long-term incentive scheme (New DRDGOLD LTI Scheme) to replace the cash-settled long-term incentive scheme established in November 2015. Under the New DRDGOLD LTI Scheme, qualifying employees are awarded conditional shares on an annual basis, comprising performance shares (80% of the total conditional shares awarded) and retention shares (20% of the total conditional shares awarded). Conditional shares will vest 3 years after grant date and will be settled in the form of DRDGOLD shares at a zero-exercise price.
The first grant was made on 2 December 2019. 50% of the grant vested on 2 December 2021 and the remaining 50% will vest on the 3rd anniversary of the grant. The second and third grants under the New DRDGOLD LTI Scheme were made on 22 October 2020 and 20 October 2021 and will vest on their respective 3rd anniversaries, depending on performance conditions having been met.
The key conditions are as follows:
•Retention shares: 100% of the retention shares will vest if the employee remains in the employ of DRDGOLD at vesting date and individual performance criteria are met.
•Performance shares: Vesting is dependent on a total shareholder return measure referencing DRDGOLD’s weighted average cost of capital and considering a peer group of companies.
6.3 Cash-settled share-based payments - Sibanye-Stillwater
2020 Share Plan and 2021 Revised Share Plan
With effect from the March 2020 remuneration cycle, long-term incentive awards are made on a cash-settled basis rather than equity- settled. This includes awards of both Forfeitable Share Units (FSUs) and Conditional Share Units (CSUs) (previously referred to as Bonus Shares and Performance Shares awards under the equity-settled schemes).
Apart from the change in manner of settlement to cash, the terms and conditions of 2020 Share Plan are the same as the 2017 Share Plan. The FSUs have the same terms as the previous Bonus Shares and CSUs have the same terms as the previous Performance Shares. The value of the cash settlement is therefore the same as the value of the shares that would have vested according to the rules in previous arrangements. Existing unvested equity-settled awards under the 2017 Share Plan remain unchanged and will be settled in the Company’s shares to the extent that they vest.
Revisions were introduced to cash-settled awards from the March 2021 remuneration cycle for new awards granted (2021 Revised Share Plan). The 2021 Revised Share Plan is similar to the 2020 Share Plan as it remains cash-settled, consists of FSU and CSU awards and contain the same service conditions as the 2020 Share Plan. However, key revisions include updated peer companies, changes in the assessment of the total shareholders’ return (TSR) performance condition, introduction of an Environmental, Social and Governance (ESG) performance condition and a change from return on capital employed (ROCE) to a return on invested capital (ROIC) performance condition. The weighting of the performance conditions for the TSR, ESG and ROIC measures are 50%, 20% and 30% respectively. The performance conditions also have super-stretch targets that could result in vesting of up to 250% of the relevant weighting if the target is achieved.
The key terms of each performance condition relating to the 2021 Revised Share Plan are as follows:
•TSR: The performance condition is similar to the 2020 Share Plan, except that it is measured on a weighted average basis following an index-like approach. Both platinum and gold companies are included in the peer group and performance is measured over the three year measurement period. In selecting the appropriate peer companies, factors such as market capitalisation, geographical exposure, listing on multiple exchanges as well as gold and platinum commodity exposure were taken into account.
•ROIC: Like ROCE, ROIC is a capital efficiency measure which calculates how efficiently the Group allocates its controllable capital to profitable investments. It provides an indication of the Group’s quality of earnings with reference to the risk categorisation of its underlying asset portfolio. ROIC will be calculated on an annualised basis over the three year vesting period as net operating profit after tax divided by invested capital, which is defined as total assets less current liabilities less cash.
•ESG: Performance will be assessed over the three year performance period using an ESG scorecard, applicable to each year of the performance period. The performance condition on vesting will be determined as the average performance over the three years.
•The peer companies under the 2021 Revised Share Plan that relate to the TSR performance condition are as follows:

Peer group companies for TSR comparison
AngloGold Ashanti Limited
Anglo American Platinum Limited
Gold Fields Limited
Impala Platinum Holdings Limited
Northam Platinum Limited
Fresnilo Plc
Harmony Gold Mining Company Limited
Kinross Gold Corporation
At each reporting date, on vesting date and on settlement date, the liability for the cash payment relating to the FSUs and CSUs awarded is measured/ remeasured at fair value. Similar to the equity-settled schemes, fair value is determined using a Monte Carlo Simulation model, with key inputs including the Company’s share price, risk free rate, dividend yield and volatility.
Awards granted, exercised and forfeited under the 2020 Share Plan

Conditional Share Units				Forfeitable Share Units
2019	2020	2021	Number of units	2021	2020	2019
—	—	15,319,984	Outstanding at beginning of the year	950,220	—	—
			Movement during the year:
—	16,199,788	10,814	Granted during the year	125,693	1,985,819	—
—	(10,891)	(351,069)	Vested	(997,390)	(965,294)	—
—	(868,913)	(1,225,520)	Forfeited	(24,655)	(70,305)	—
—	15,319,984	13,754,209	Outstanding at end of the year	53,868	950,220	—
Awards granted, exercised and forfeited under the 2021 Revised Share Plan

Conditional Share Units				Forfeitable Share Units
2019	2020	2021	Number of units	2021	2020	2019
—	—	—	Outstanding at beginning of the year	—	—	—
			Movement during the year:
—	—	3,672,565	Granted during the year	1,510,599	—	—
—	—	—	Vested	(722,474)	—	—
—	—	(227,078)	Forfeited	(91,811)	—	—
—	—	3,445,487	Outstanding at end of the year	696,314	—	—
Valuation model and inputs
A Monte Carlo Simulation model was used to value cash-settled share-based payment awards. The inputs to the valuation model for share awards granted were as follows:

Conditional Share Units				Forfeitable Share Units
2019	2020	2021	MONTE CARLO SIMULATION	2021	2020	2019
-	70.10	44.29 - 68.56	Weighted average historical volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option) %	n/a	n/a	-
-	3	1 - 3	Expected term (years)	n/a	n/a	-
-	36	14 - 36	Expected term (months)	9 - 18	9 - 18	-
-	7.82	4.62 - 8.99	Expected dividend yield (USA/SA) %	27.67/6.39	12.92/6.66	-
-	3.62	4.81 - 5.68	Risk-free interest rate (USA/SA) %	0.56/4.35	0.14/3.40	-
-	R60.00	R49.10	Weighted average share price (ADR/JSE)	US$12.54/R49.10	US$15.89/R60	-
-	40.38	29.95	Weighted average fair value (SA rand)	53.14	67.72	-
Directors' and prescribed officers’ cash-settled instruments
The directors and prescribed officers of Sibanye-Stillwater held the following cash-settled instruments in the above 2020 Share Plan and 2021 Revised Share Plan as at 31 December 2021:

	2020	Instruments granted	Cash-settled instruments vested during the year			Instruments forfeited	2021
	Number of instruments	Number of instruments	Number of instruments	Average price	Cash proceeds (rand)¹	Number of instruments	Number of instruments
Executive directors
Neal Froneman[2]	1,633,633	468,784	162,869	54.20	8,827,342	—	1,939,548
Charl Keyter	729,148	233,594	78,423	53.91	4,227,681	—	884,319
Prescribed officers[3]
Dawie Mostert	405,098	118,646	44,056	53.91	2,375,175	—	479,688
Themba Nkosi	326,499	94,611	38,113	53.90	2,054,441	—	382,997
Richard Stewart	407,957	165,783	44,285	53.92	2,387,830	—	529,455
Laurent Charbonnier	138,895	173,081	75,421	55.32	4,171,990	—	236,555
Lerato Legong	148,362	72,267	8,922	50.11	447,095	—	211,707
Robert van Niekerk	655,174	186,830	69,455	54.03	3,752,841	—	772,549
[1] Amounts represents pre-tax earnings paid to participants. For South African participants, these amounts were calculated by taking the Company’s VWAP share price on vesting date multiplied by the number of vested units
[2] Numbers include ADRs and JSE listed shares as a result of the dual service contract
3 In 2021, Sibanye-Stillwater introduced a new executive level of management (referred to as the C-suite). Therefore from 2021, only C-suite members are disclosed as prescribed officers of Sibanye-Stillwater. In 2020, the following individuals were also disclosed as prescribed officers:
•Chris Bateman - 34,920 number of instruments at 31 December 2020 (ceased performing an EVP role on 6 September 2020)
•Shadwick Bessit - 458,278 number of instruments at 31 December 2020 (ceased performing an EVP role on 16 January 2021)
•Hartley Dikgale - 1,646 number of instruments at 31 December 2020 (ceased performing an EVP role on 31 March 2020)
•Wayne Robinson - 390,937 number of instruments at 31 December 2020 (not a C-suite member)
6.4 Cash-settled share-based payments - DRDGOLD
DRDGOLD’s outgoing cash-settled long-term incentive scheme (Cash-settled LTI Scheme) consisted of a grant made in November 2015 with a finite term of 5 years. No top-up awards were made as the awards vested. The awards were issued at an exercise price of nil and vested in three tranches of 20%, 30% and 50% on the 3rd, 4th and 5th anniversaries respectively, subject to individual service and performance conditions being met. The awards were settled at the 7 day volume weighted average price of the DRDGOLD share. The last tranche of the November 2015 grant vested during November 2020. The outgoing Cash-settled LTI Scheme was replaced by the New DRDGOLD LTI Scheme (refer 6.2 above).
6.5 Cash-settled share-based payments - Rustenburg B-BBEE transaction
In terms of the Rustenburg operation transaction, a 26% equity stake in SRPM was acquired by the B-BBEE SPV (the Rustenburg B-BBEE Transaction) by a vendor financed facility from Sibanye Platinum Proprietary Limited (Sibanye Platinum), on the following terms:
•Interest at up to 0.2% above Sibanye-Stillwater’s highest cost of debt. Once the capped amount is reached, interest ceases to accrue so that the capped amount is not exceeded. However, once the facility reduces below R3.5bn, interest starts to accrue again
•Post payment of the annual Deferred Payment to Rustenburg Platinum Mines Limited (RPM) and in respect of any repayment by SRPM of shareholder loans or the distribution of dividends, 74% will be paid to Sibanye Platinum and 26% to B-BBEE SPV
•Of the 26% payment to B-BBEE SPV, 85% will be used to service the facility owing by B-BBEE SPV to Sibanye Platinum
•The remaining 15% of any such payment or 100%, once the facility owing by B-BBEE SPV to Sibanye Platinum is repaid, will be declared by B-BBEE SPV as a dividend to the B-BBEE SPV shareholders
•The facility will be capped at R3,500 million
The IFRS 2 expense is based on 44.8% of the 26% interest relating to Bakgatla-Ba-Kgafela Investment Holdings and Siyanda Resources Proprietary Limited, as the Rustenburg Mine Community Trust and Rustenburg Mine Employees Trust are controlled and consolidated by Sibanye-Stillwater. The 44.8% interest was based on the expected discounted future cash flows of the expected PGM reserves and costs to extract the PGMs.
6.6 Cash-settled share-based payments - Marikana B-BBEE transaction
Effective 13 April 2021, the Group restructured the previously highly indebted Lonmin Limited (changed to Sibanye UK Limited on 25 March 2021) broad-based black economic empowerment (B-BBEE) structure in relation to WPL and EPL (collectively referred to as “Marikana”), so as to ensure the sustainability of the B-BBEE shareholding in Marikana and facilitate the realisation of value to the B-BBEE shareholders (Restructuring Transaction).
The Restructuring Transaction resulted in the cancellation of the previous preference share funding provided to a special purpose vehicle (Phembani SPV) held by the Phembani Group Proprietary Limited group (Phembani Group). As replacement, the Group subscribed for new preference shares at a nominal amount in Phembani SPV. These preference shares will earn dividends capped to R2.6 billion and will be funded through 90% of the dividends attributable to the Phembani Group as and when paid by Marikana. In addition, while the Sibanye UK Limited (Sibanye UK) loans to WPL are still outstanding, REO will subscribe for additional preference shares as an additional funding mechanism to ensure Phembani SPV receives a minimum level of cash flows (as determined in terms of a formula). In essence the subscription price of the preference shares will be in the form of a top up payment to a maximum of R22 million for any annual period where the dividend payable by Marikana to Phembani SPV is less than R22 million and will be added to the capped dividend amount of the preference shares. The preference shares will be redeemed at the earlier of 12.5 years from the issue date or when the capped dividend amount is reached.
The new arrangement provides the Marikana shareholders with access to distributable Marikana profits in the short and medium term through the introduction of a 10% trickle dividend while any Marikana shareholder loans or loans from Sibanye UK to WPL are outstanding. At the effective date of the transaction, the Sibanye UK loans to WPL amounted to R12,533 million (denominated in $722 million and R2,057 million). There were no Marikana shareholder loans outstanding at the effective date of the Restructuring Transaction. Once the loans from Sibanye UK have been settled and while there are no Marikana shareholder loans outstanding, the Marikana shareholders will have a right to participate fully in their attributable portion of Marikana’s dividends over the remaining life-of-mine. However, a 90% portion of the Phembani Group’s attributable dividends will continue to be applied against the preference dividends until the preference shares have been redeemed.
The obligations to pay dividends to entities controlled by the Group, being REO and the Marikana Trusts, eliminate on consolidation. At the effective date, the Restructuring Transaction resulted in the Group recognising the following liabilities:
•Cash-settled share-based payment obligation under IFRS 2 Share-based Payment (IFRS 2) amounting to R404 million (refer table below)
•Marikana dividend obligation under IFRS 9 Financial Instruments (IFRS 9) amounting to R1,146 million (refer note 22.2)
The tables below set out the shareholding structure and, for illustrative purposes only, the flow of R100 million distributable profits from Marikana while any Marikana shareholder loans or Sibanye UK loans are still outstanding and after these loans have been settled:
Before shareholder loans and Sibanye UK loans repaid
After shareholder loans and Sibanye UK loans repaid
1 R90 million (or 90%) of the distributable profits of Marikana applied towards the repayment of the Sibanye UK loans (or Marikana shareholder loans if any)
[2] Distribution of remaining R10 million (10%) of the distributable profits of Marikana based on the proportionate shareholding
[3] Distribution of the Incwala Platinum Proprietary Limited (Incwala Platinum) dividend received from Marikana based on proportionate shareholding
[4] Subsequent subscription for additional “E” Preference Shares (top up payment) by REO in Phembani SPV, calculated in terms of the formula specified in the “E” Preference Shares subscription agreement for as long as the Sibanye UK loans are outstanding [R22 million less (R0.9 million Phembani SPV dividend – R0.8 million “E” Preference Share dividend)]
[5] These dividend obligations, calculated in terms of the estimated future cash flows of Marikana (applying the assumptions disclosed below), eliminate on consolidation against the receivables in these trusts that are consolidated by the Group
[6] The Group recognises IFRS 9 dividend obligations, calculated in terms of the estimated future cash flows of Marikana, included in other payables (refer note 22.2)
[7] The Group recognises an IFRS 2 cash-settled share-based payment obligation, calculated in terms of the estimated future cash flows of Marikana (applying the assumptions disclosed below) and reduced by the estimated future preference dividends, included in cash-settled share-based payment obligations (refer below)
[8] Dividends payable, directly by Marikana or indirectly through Incwala Resources Proprietary Limited (Incwala Resources), eliminate against the REO receivable on consolidation. The top up funding liability is calculated and recognised based on the estimated future cash flows of Marikana (applying the assumptions disclosed below) for as long as the Sibanye UK loan is outstanding. Management expects that the Sibanye UK loan will be repaid in full by 31 December 2022 and up to settlement do not expect that a top up payment will be required. Therefore, no obligation to subscribe for additional preference shares was recognised
[9] 90% of the Marikana dividends indirectly received by Phembani SPV will be distributed to REO as an “E” Preference dividend until the earlier of 12.5 years from the issue date or when the capped dividend amount is reached. This receivable is recognised on a net basis against the Phembani SPV cash-settled share-based payment liability (refer footnote 7 above)
[10] Distribution of the Marikana distributable profits based on proportionate shareholding
Marikana’s obligation to pay dividends to the Phembani Group through the Incwala Platinum holding structure is recognised as a cash-settled share-based payment liability measured at fair value. Changes in fair value is recognised in profit or loss.
The following assumptions were applied in the 31 December 2021 calculation:

		2021	2020	2019
Long-term PGM (4E) basket price	R/4Eoz	23,957	—	—
Real discount rate - South Africa	%	13.2	—	—
Inflation rate - South Africa	%	6.0	—	—
Life-of-mine	years	18 - 50	—	—
The following table summarises the changes in the Marikana B-BBEE cash-settled share-based payment obligation:

Figures in million – SA rand	2021	2020	2019
Balance at the beginning of the year	—	—	—
Initial recognition of the Marikana B-BBEE cash-settled share-based payment obligation[1]	404	—	—
Changes in fair value	189	—	—
Cash-settled share-based payments made	(33)	—	—
Balance at end of the year	560	—	—
Current portion of cash-settled share-based payment obligation	(29)	—	—
Non-current portion of cash-settled share-based payment obligation	531	—	—
[1] Included in gains/loss on financial instruments
6.7 Cash-settled share-based payments obligations
The following table shows a reconciliation of the total cash-settled share-based payment obligation of the Group for the year ended 31 December 2021:

Figures in million – SA rand	Notes	2021	2020	2019
Reconciliation of the cash-settled share-based payment obligations
Balance at beginning of the year		1,628	1,425	226
Cash-settled share-based payments expense[1]		232	353	73
Fair value loss on recognition of Marikana B-BBEE cash-settled share-based payment obligation	6.6, 7	404	—	—
Fair value loss on obligations[2]	7	860	129	1,218
Cash-settled share-based payments paid[3]		(240)	(275)	(91)
Foreign currency translation		3	(4)	(1)
Balance at end of the year		2,887	1,628	1,425
Reconciliation of the cash-settled share-based payment obligations in the Group
Cash-settled share-based payment - Rustenburg B-BBEE transaction		2,067	1,468	1,367
Cash-settled share-based payment - Marikana B-BBEE transaction		560	—	—
Cash-settled share-based payment - Employee incentive schemes		260	160	58
Balance at end of the year		2,887	1,628	1,425
Current portion of cash-settled share-based payment obligations		(58)	(33)	(82)
Non-current portion of cash-settled share-based payment obligations		2,829	1,595	1,343
[1] Included in the amount is a cash-settled share-based payment expense for the year ended 31 December 2021 relating to the 2020 Share Plan and 2021 Revised Share Plan amounting to R232 million. For the year ended 31 December 2020, the expense includes cash-settled share-based payment expenses of Stillwater of R1 million (31 December 2019: R9 million) and DRDGOLD Limited of R128 million (31 December 2019: R64 million), with the remainder of FY2020 relating to the 2020 Share Plan
[2] The fair value adjustment relates to the Rustenburg and Marikana B-BBEE Transaction and is included in the loss on financial instruments in profit or loss
[3] Payments made during the year relate to vesting of cash-settled awards to employees, payments made on the Rustenburg and Marikana B-BBEE Transactions as well as the vesting of the last tranche of the November 2015 grant relating to DRDGOLD
6.8 Share-based payment expenses
Share based payment expenses for the year consisted of the following:

Figures in million – SA rand	Notes	2021	2020	2019
Sibanye-Stillwater 2020 Share Plan and 2021 Revised Share Plan (cash-settled scheme)	6.3	(232)	(226)	—
Sibanye-Stillwater 2017 Share Plan (equity-settled scheme)	6.1	(132)	(145)	(194)
Sibanye-Stillwater 2013 Share Plan (equity-settled scheme)	6.1	—	—	(96)
Stillwater (cash-settled scheme)		—	—	(9)
DRDGOLD (equity-settled scheme)	6.2	(19)	(13)	—
DRDGOLD (cash-settled scheme)	6.4	—	(128)	(64)
Total share-based payment expense		(383)	(512)	(363)
Reconciliation of the cash-settled and equity-settled share-based payment expense:
Cash-settled share-based payment expense[1]		(232)	(354)	(73)
Equity-settled share-based payment expense		(151)	(158)	(290)
Total share-based payment expense		(383)	(512)	(363)
[1] Included in the cash-settled share-based payment expense for the year ended 31 December 2021 are grant date fair value losses of R267 million (2020: R120 million) and fair value gains after grant date of R35 million (2020: fair value losses after grant date of R232 million) relating to the 2020 Share Plan and 2021 Revised Share Plan